united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

Copeland
Risk Managed
Dividend Growth Fund

Copeland
International Risk Managed
Dividend Growth Fund

Copeland
SMID Cap
Dividend Growth Fund

Annual Report
November 30 ,2017

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund
Annual Report
November 30, 2017

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland Risk Managed Dividend Growth Fund from December 1, 2016 through the Fund’s fiscal year ended November 30, 2017. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2017.

During the twelve-month period ended November 30, 2017, the Fund delivered a 21.6% return versus the 22.9% advance posted by the S&P 500 Index. We are particularly pleased with our strong performance in a year where dividend growth stocks1 in general, as measured by the NASDAQ Broad Dividend Achievers Index, lagged the broader market by over 400 basis points. The Fund maintained fully-invested equity positioning during the entire period, but eliminated exposure to the Energy sector in August 2017. The move proved to be propitious as the commodity-based sector lagged the broader market by over 250 basis points over the final four months of the fiscal year. At present, the Fund remains diversified across eight sectors of the market while continuing to exclude investment in Energy stocks.

Our stock selection in the Industrials and Health Care sectors of the market bolstered Fund returns while those in the Consumer Staples and Financials sectors were a drag on performance. Boeing (BA, 1.9% of holdings) was the top performing holding, advancing over 87% during the period. The aerospace company delivered a record 763 jetliners in 2017 while securing orders for an additional 912 planes during the year. Boeing recently reported a commercial airplane backlog of $412 billion, equating to nearly 5,700 airplanes and over seven years of production. The company holds an extremely robust outlook for future airplane demand as well as it anticipates demand for roughly 41,000 new airplanes over the next 20 years. Boeing has committed to returning approximately 100% of free cash flow to investors. This commitment recently manifested itself in a dividend increase of just over 30% in the early part of the year. Within the Health Care sector, Fund holding UnitedHealth Group (UNH, 2.8% of holdings) advanced over 45% during the twelve month period. We believe that the company’s breadth of dominant business lines across health care insurance, prescription benefit management and healthcare information technology (“IT”) services has it positioned to excel for years to come. UNH has the largest and most diverse membership base in the managed care industry. The OptumRx division is one of three dominant prescription benefit managers, as it fills one billion prescriptions annually. Healthcare IT services offers a high margin complement to the UNH franchise. The aforementioned competitive position has fostered an expected 24% increase in earnings in 2017. We believe that UNH stands to be a major beneficiary of recently enacted tax reform, further fueling the robust earnings growth of this dominant health care franchise.

On the downside, Fund holding Kroger (KR, 0.0% of holdings) was the worst performer in the Fund, falling over 31% during the period. Fierce price competition in the grocery space has been exacerbated by the entrance of European deep discount chains Lidl and Aldi. We believe that the acquisition of Whole Foods by Amazon has the potential to intensify existing competition and foster continued food price deflation. The current environment has translated into flagging operating results at Kroger. The company announced a modest dividend increase of only 4% this year, a marked deceleration from the 14% dividend growth posted in the prior year. As a result, we opted to exit our position in the shares. Home BancShares (HOMB, 1.1% of holdings) was also a laggard as shares fell over 18% during the period. The Arkansas-based regional bank with branches in South Florida was hit hard by Hurricane Irma which made initial landfall in the Florida Keys. The company recorded a pre-tax hurricane charge of $33.4 million in the most recently completed quarter, reflecting both actual expenses incurred as well as a storm-related provision for loan losses. Quarterly results were sharply impacted as quarterly profits dipped to $14.8 million or $0.10 per share versus $43.6 million or $0.31 per share in the prior

1 Dividend Growth Stocks included stocks in the Russell 2500 Index that raised their existing dividend or initiated a new dividend during the previous twelve (12) months.

year period. While we expect that operations in the South Florida market area will take time to fully recover, we view the Home BancShares franchise, which boasts a long history of dividend and earnings increases, as being intact.

Amazingly, the equity markets marched higher in every single month over the prior one-year period. The largest S&P 500 Index decline recorded was a meager 2.8% versus an average annual peak to trough decline of 14.1% dating back to 1980. The Conference Board Leading Economic Index (“LEI”) has been stable or advanced in 11 of the last 12 months, rising 5% for the year and currently stands at the highest level in over 20 years. Similarly, it appears to use that business optimism, consumer optimism, and household net worth are all at or near all-time highs.

Looking forward, it seems likely to us that continued Fed tightening and a potentially attendant flattening of the yield curve will begin to moderate the ongoing economic advance. At November 30, 2017, the spread between the 2-year and 10-year Treasury yield has contracted to a meager 64 basis points. We believe that two or three additional Federal Reserve interest rate increases could compress this spread further or even cause the yield curve to invert. While we do not believe that a potential tightening would portend an economic recession in the near term, we expect that it would likely signal that market advances will be harder to come by in the months ahead.

Irrespective of near-term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. We believe that we are well positioned to participate in further market gains, should they materialize and, as always, maintain the flexibility to transition to a more defensive investment posture when volatility resurfaces.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. The NASDAQ Broad Dividend Achievers Index is a modified market capitalization weighted index that is comprised of US accepted securities with at least ten years of increasing annual regular dividend payments. The Conference Board Leading Economic Index is an American economic leading indicator intended to forecast future economic activity. It is calculated by The Conference Board, a non-governmental organization, which determines the value of the index from the values of ten underlying economic indicators used individually or together to predict a change in the economic cycle.

NLD Review Code: 1023 – NLD – 1/18/2018

Copeland International Risk Managed Dividend Growth Fund
Annual Report
November 30, 2017

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the Copeland International Risk Managed Dividend Growth Fund from December 1, 2016 through the Fund’s fiscal year ended November 30, 2017. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2017.

Following a quite challenging year for non-US equities in 2016, the Copeland International Risk Managed Dividend Growth Fund posted a return of 25% for the twelve months ended November 30, 2017. This performance compares to the 26% return in the comparable period delivered by the MSCI World ex-US Index, the Fund’s benchmark. In a year driven by accelerating economic growth around the world, and the most favorable climate for global equity markets in a number of years, we are encouraged that the Fund almost fully captured the sharp gains of the benchmark.

Positive contributors to the Fund’s relative performance over the past twelve months included favorable stock selection in a number of market segments, in addition to a boost from asset allocation. From a sector perspective, outperformance from stock selection was most pronounced within Information Technology and Basic Materials. The Fund’s top performer in Technology was Tencent (700:HK, 1.9% of holdings), the Chinese internet giant, which rallied sharply throughout the year on accelerating revenue growth in on-line gaming, as well as surging advertising revenue on WeChat, its mobile social media site. Somewhat offsetting this position was the Fund’s holding in Ingenico (ING:FP, 0.0% of holdings), the French payment services company. The shares were liquidated during the year due to decelerating growth in payment terminals in the United States, as well as the company’s aggressive acquisition strategy. Within Basic Materials, Georg Fischer (FI/N:SW, 1.7% of holdings), the Swiss maker of metal piping systems, rallied strongly due to strong end-market demand from its industrial client base. A position in Huhtamaki (HUH1V:FH, 1.6% of holdings), the Finnish packaging company, somewhat offset gains elsewhere in the sector, as heavy 2017 capital expenditure requirements and headwinds in the flexible packaging division diluted the strong growth in its fast-food division, where it is the leading provider of beverage cups in the emerging markets. Asset allocation was another positive contributor to relative performance during the period. A healthy overweight exposure to Information Technology and Industrials, two of the strongest performing groups over the past year, was driven by the greater availability of dividend growth stocks in those sectors relative to others.

Negative factors detracting from relative performance during the Fund’s fiscal year included lagging stock selection in the Financials and Energy sectors of the market, as well the Fund’s currency exposure relative to the benchmark. Within Financials, Lloyds Banking Group (LLOY:LN, 1.8% of holdings) was a laggard in the segment, as other well capitalized European banks were perceived to have greater sensitivity to the improving macroeconomic climate, including the prospect of a steeper yield curve. AIA Group (1299:HK, 1.9% of holdings), the former AIG life insurance division in Asia, was a positive outlier stemming from significant momentum in new business sales throughout the region. In the Energy segment, John Wood Group PLC (WG/:LN, 0.0% of holdings) in the oil services arena was a notable underperformer. The Fund holding was liquidated early in the year primarily due to weaker-than-expected 2016 results, a function of the uncertain environment for medium-term spending by its oil and gas clients. Rubis (RUI:FP, 0.0% of holdings), a French downstream energy operator with dominant positions in the Caribbean and Africa, was a key outperformer in the group during the year. It appears to us that the firm continues to gain scale benefits by acquiring small subsidiaries from the oil majors in its targeted geographic niche. While well-diversified geographically versus the broader non-US markets, the Fund’s modest underweight exposure to gains in the Euro and the Australian Dollar was an additional drag on relative performance during the fiscal year.

As we enter 2018, we remain optimistic about the Fund’s longer-term prospects and its dividend-growth oriented investment methodology. In our view, the ability of companies held in the Fund to increase dividends at an above-average rate may often be underpinned by favorable underlying growth dynamics as well as pronounced competitive advantages in their respective industries or markets. We believe that these attributes would be well suited for the current investment climate, characterized by macroeconomic tailwinds across Europe and Asia. In our opinion, it is very likely that these growth characteristics of the Fund may have helped its performance during the past twelve months. Conversely, should concerns about tightening global Central Bank monetary policy cause increased volatility in global equities in 2018, or were high equity valuations eventually to weigh on market returns, we expect the risk-managed elements of the Fund to potentially help provide a cushion to Fund performance. Specifically, in our opinion, the highly cash-generative nature of many dividend growth companies, combined with the financial strength and flexibility needed to grow dividends consistently over time, has historically provided some resilience in more difficult market climates. Regardless of the market environment, we at Copeland will continue to seek favorable risk-adjusted returns over time for our shareholders by owning companies that we believe have strong dividend growth prospects.

Thank you for your support of the Copeland International Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex-US® Index measures the performance of global equity markets, excluding the United States.

NLD Review Code: 1022 – NLD – 1/18/2018

Copeland SMID Cap Dividend Growth Fund
Annual Report
November 30, 2017

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the SMID Cap Dividend Growth Fund from its inception on February 27, 2017 through the Fund’s fiscal year ended November 30, 2017. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2017.

During the period, the Fund delivered an 11.0% return, versus the 10.9% advance posted by the Russell 2500 Index. We are particularly pleased with our strong performance in a period where dividend growth stocks were generally out of favor relative to higher risk stocks, so that the Fund’s performance was aided substantially by stock selection. SMID Cap dividend growth stocks broadly lagged the benchmark by nearly 2% and lagged non-dividend paying stocks by nearly 5%, as can happen in periods of low volatility and strong market returns.1

Our stock selection was most favorable in the Technology and Staples sectors. Our top performer in the period was Cognex Corporation (CGNX, 2.3% of holdings), a leading worldwide provider of machine vision systems that capture and analyze visual information in order to automate tasks, primarily in manufacturing processes. Strong demand from consumer electronics, automotive, and logistics customers led to a significant acceleration in sales growth as well as two dividend hikes that amounted to 20% year over year growth. Within Staples, the Fund benefited from a rebound in Calavo Growers Inc. (CVGW, 1.6%), the leading distributor of avocados and avocado-based prepared foods in the United States to produce wholesalers, convenience stores, supermarkets and restaurants. The stock rebounded when supply shortages and avocado price spikes failed to materially impair the very strong demand growth for the produce.

Stock selection was a headwind in the Industrial and Financials sectors. Equifax’s (EFX, 0.0%) performance slumped after announcing its significant breach of consumer financial data. In response, we sold our position due to uncertainty about the sustainability of future dividend growth given legal liabilities stemming from that incident. Home BancShares (HOMB, 1.5% of holdings) was also a laggard during the period. The Arkansas based regional bank with branches in South Florida was hit hard by Hurricane Irma which made initial landfall in the Florida Keys. While we expect that operations in the South Florida market area will take time to fully recover, we view the Home BancShares franchise, which boasts a long history of dividend increases, including 22% recently, as being very much intact.

While the equity markets march persistently higher, the Conference Board Leading Economic Index (“LEI”) has been stable or advanced in 11 of the last 12 months, rising 5% for the year and currently stands at the highest level in over 20 years. Similarly,it appears to us that business optimism, consumer optimism and household net worth are all at or near all-time highs. Looking forward, it seems likely to us that continued Federal Reserve tightening and a potentially attendant flattening of the yield curve will begin to moderate the ongoing economic advance. As of November 30, 2017, the spread between the 2-year and 10-year Treasury yield had contracted to a meager 64 basis points. We believe that two or three additional Federal Reserve interest rate increases could compress this spread further or even cause the yield curve to invert. Should concerns about financial conditions cause increased volatility in equities in 2018, or were high equity valuations eventually to weigh on market returns, we believe that attractively priced companies with strong dividend growth could provide a particularly advantageous place to invest.

1 Source: Copyright 2017, Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. Dividend Growth Stocks included stocks in the Russell 2500 Index that raised their existing dividend or initiated a new dividend during the previous twelve (12) months. Non-Dividend Paying Stocks included stocks in the Russell 2500 Index that have not paid a dividend during the previous twelve (12) months.

Irrespective of near-term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by management teams with capital allocation discipline and an eye on the shareholder. By owning a diversified portfolio of such companies, we hope to deliver better than benchmark returns, but with less volatility than is typically found when owning SMID Cap stocks.

Thank you for the confidence you have placed in Copeland and for your investment in the SMID CapDividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The Russell 2500 Index is comprised of the bottom 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Conference Board Leading Economic Index is an American economic leading indicator intended to forecast future economic activity. It is calculated by The Conference Board, a non-governmental organization, which determines the value of the index from the values of ten underlying economic indicators used individually or together to predict a change in the economic cycle.

NLD Review Code: 1024 – NLD – 1/18/2018

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through November 30, 2017

Performance of a $10,000 Investment (as of November 30, 2017)

Average Annualized				Since	Since	Since
Total Returns as of	One Year	Three	Five Year	Inception	Inception	Inception
November 30, 2017		Year		Class A*	Class C*	Class I*
Copeland Risk
Managed Dividend
Growth Fund:
Class A
Without sales charge	21.63%	4.33%	10.39%	9.09%	—	—
With sales charge+	14.62%	2.30%	9.09%	8.16%	—	—
Class C	20.68%	3.54%	9.57%	—	9.43%	—
Class I	21.72%	4.50%	N/A	—	—	9.30%
S&P 500 Index	22.87%	10.91%	15.74%	13.73%	15.53%	14.80%
Russell 3000 Index	22.27%	10.75%	15.63%	13.48%	15.45%	14.55%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Domestic Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.68%, 2.44%, and 1.43%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.51%, 2.26%, and 1.36%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through November 30, 2017

Performance of a $10,000 Investment (as of November 30, 2017)

Average Annualized
Total Returns as of			Since
November 30, 2017	One Year	Three Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	25.04%	3.25%	4.48%
With sales charge+	17.80%	1.23%	3.24%
Class C	24.04%	2.49%	3.71%
Class I	25.27%	3.38%	4.60%
MSCI World ex US Index (net)	26.00%	5.53%	7.33%

*	The Fund commenced operations December 17, 2012.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding holdings in the United States and is net any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The International Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.19%, 2.94%, and 2.09%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.65%, 2.40%, and 1.50% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through November 30, 2017

Performance of a $10,000 Investment (as of November 30, 2017)

Total Returns as of	Since
November 30, 2017	Inception*

Copeland SMID Cap Dividend Growth Fund:
Class I	11.00%
Russell 2500TM Index **	10.89%

*	The Fund commenced operations February 27, 2017.

**	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The SMID Cap Fund’s gross annual operating expense ratio, as stated in the current prospectus is 0.95%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.95% of the daily average net asset value of Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares	Security	Market Value

	COMMON STOCK - 100.1%
	AEROSPACE & DEFENSE - 7.7%
12,290	Boeing Co.	$3,401,872
28,979	Harris Corp.	4,187,466
34,213	HEICO Corp.	3,091,487
8,843	Lockheed Martin Corp.	2,821,978
		13,502,803
	BANKS - 5.1%
70,555	Bank of the Ozarks, Inc.	3,402,162
81,290	Home BancShares, Inc.	1,934,702
58,952	SunTrust Banks, Inc.	3,633,212
		8,970,076
	BEVERAGES - 1.8%
34,609	Dr Pepper Snapple Group, Inc.	3,121,386

	BIOTECHNOLOGY - 2.0%
19,461	Amgen, Inc.	3,418,519

	CHEMICALS - 4.1%
16,485	International Flavors & Fragrances, Inc.	2,562,428
3,263	NewMarket Corp.	1,306,897
8,289	Sherwin-Williams Co.	3,310,792
		7,180,117
	COMMERCIAL SERVICES - 3.9%
15,735	Ecolab, Inc.	2,138,701
14,493	MarketAxess Holdings, Inc.	2,830,048
51,217	Nielsen Holdings PLC	1,880,688
		6,849,437
	COMPUTERS - 2.1%
21,353	Apple, Inc.	3,669,513

	DISTRIBUTION/WHOLESALE - 1.7%
24,045	Pool Corp.	3,021,014

	DIVERSIFIED FINANCIAL SERVICES - 7.4%
15,688	Ameriprise Financial, Inc.	2,560,752
4,659	BlackRock, Inc.	2,335,044
54,284	Discover Financial Services	3,832,450
38,089	Visa, Inc.	4,288,441
		13,016,687
	ELECTRIC - 3.3%
255,056	Algonquin Power & Utilities Corp.	2,803,065
18,604	NextEra Energy, Inc.	2,940,176
		5,743,241
	ELECTRONICS - 1.1%
21,797	Amphenol Corp.	1,974,590

	ENVIRONMENTAL CONTROL - 1.9%
49,085	Waste Connections, Inc.	3,378,521

	FOOD - 2.6%
61,199	Hormel Foods Corp.	2,230,704
22,910	McCormick & Co., Inc.	2,340,944
		4,571,648

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares	Security	Market Value

	GAS - 1.5%
53,516	UGI Corp.	$2,622,819

	HAND/MACHINE TOOLS - 1.2%
12,326	Snap-on, Inc.	2,088,394

	HEALTHCARE PRODUCTS - 2.0%
41,880	Medtronic PLC	3,439,604

	HEALTHCARE SERVICES - 4.6%
31,714	Quest Diagnostics, Inc.	3,122,560
21,606	UnitedHealth Group, Inc.	4,929,841
		8,052,401
	HOUSEHOLD PRODUCTS/WARES - 1.9%
69,057	Church & Dwight Co, Inc.	3,251,894

	INSURANCE - 1.9%
31,654	Allstate Corp.	3,249,600

	INTERNET - 0.8%
11,297	Expedia, Inc.	1,383,883

	LODGING - 1.5%
24,125	Wyndham Worldwide Corp.	2,711,409

	MACHINERY DIVERSIFIED - 1.3%
18,476	Nordson Corp.	2,371,579

	MEDIA - 4.1%
84,651	Comcast Corp.	3,177,799
10,283	FactSet Research Systems, Inc.	2,055,366
18,614	Walt Disney Co.	1,951,119
		7,184,284
	PHARMACEUTICALS - 3.4%
29,202	AmerisourceBergen Corp.	2,476,914
49,150	Zoetis, Inc.	3,553,053
		6,029,967
	REAL ESTATE INVESTMENT TRUSTS - 2.9%
22,740	American Tower Corp.	3,272,968
3,785	Equinix, Inc.	1,758,095
		5,031,063
	RETAIL - 12.5%
26,044	Casey’s General Stores, Inc.	3,144,813
19,720	Costco Wholesale Corp.	3,636,960
29,842	CVS Health Corp.	2,285,897
23,374	Home Depot, Inc.	4,203,113
46,758	Ross Stores, Inc.	3,555,011
56,122	Starbucks Corp.	3,244,974
24,083	TJX Cos, Inc.	1,819,471
		21,890,239

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares	Security	Market Value

	SEMICONDUCTORS - 4.3%
13,276	Broadcom Ltd.	$3,689,931
38,905	Texas Instruments, Inc.	3,785,067
		7,474,998
	SOFTWARE - 8.0%
22,037	Broadridge Financial Solutions, Inc.	1,989,060
27,144	Intuit, Inc.	4,267,580
32,179	j2 Global, Inc.	2,428,227
29,458	Jack Henry & Associates, Inc.	3,397,097
15,464	MSCI, Inc.	1,990,217
		14,072,181
	TELECOMMUNICATIONS - 2.0%
36,938	Motorola Solutions, Inc.	3,476,235

	TRANSPORTATION - 1.4%
32,265	Canadian National Railway Co.	2,516,025

	TOTAL COMMON STOCK (Cost - $142,061,327)	175,264,127

	TOTAL INVESTMENTS - 100.0% (Cost - $142,061,327) (a)	$175,264,127
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0) %	(14,080)
	NET ASSETS - 100.00%	$175,250,047

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $142,405,477 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$34,641,438
Unrealized depreciation:	(1,782,788)
Net unrealized appreciation:	$32,858,650

Portfolio Composition as of November 30, 2017
Percent of Net Assets
Consumer, Non-cyclical	22.2%
Financial	17.3%
Consumer, Cyclical	15.7%
Industrial	14.7%
Technology	14.3%
Communications	6.9%
Utilities	4.8%
Basic Materials	4.1%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares	Security	Market Value

	COMMON STOCK - 97.2%
	AEROSPACE/DEFENSE - 1.6%
3,241	Safran SA	$345,966

	AGRICULTURE - 3.0%
5,611	British American Tobacco PLC	357,147
2,830	Philip Morris International, Inc.	290,783
		647,930
	APPAREL - 3.4%
1,815	adidas AG	379,966
12,358	Moncler SpA	339,588
		719,554
	AUTO PARTS & EQUIPMENT - 1.7%
271	Georg Fischer AG	357,800

	BANKS - 8.6%
5,164	BNP Paribas SA	391,672
9,841	Danske Bank A/S	368,045
18,468	DNB ASA	337,606
420,918	Lloyds Banking Group PLC	375,991
6,480	Toronto-Dominion Bank	368,389
		1,841,703
	CHEMICALS - 2.2%
4,788	Fuchs Petrolub SE	252,182
5,350	Nissan Chemical Industries Ltd.	215,929
		468,111
	COMMERCIAL SERVICES - 4.7%
23,440	InvoCare Ltd.	319,772
7,421	Nielsen Holdings PLC	272,499
17,969	RELX PLC	420,216
		1,012,487
	COSMETICS/PERSONAL CARE - 1.8%
5,600	Kao Corp.	373,405

	DIVERSIFIED FINANCIAL SERVICES - 5.4%
18,997	Close Brothers Group PLC	365,185
10,584	Intrum Justitia AB	365,578
23,996	ORIX Corp.	418,087
		1,148,850
	ELECTRIC - 1.7%
32,834	Algonquin Power & Utilities Corp.	361,651

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
2,282	Nidec Corp.	313,530

	ENGINEERING & CONSTRUCTION - 1.0%
18,724	HomeServe PLC	202,639

	ENTERTAINMENT - 3.0%
19,552	Aristocrat Leisure Ltd.	327,943
2,799	Paddy Power Betfair PLC	315,730
		643,673
	FOOD - 1.6%
3,180	Kerry Group PLC	333,726

	FOOD SERVICE - 1.6%
17,146	Compass Group PLC	348,056

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares	Security	Market Value

	GAS - 2.7%
77,400	China Gas Holdings Ltd.	$238,401
4,654	Rubis SCA	331,342
		569,743
	HAND/MACHINE TOOLS - 1.5%
775	SMC Corp.	314,903

	HEALTHCARE-PRODUCTS - 0.9%
21,822	Fisher & Paykel Healthcare Corp. Ltd.	196,282

	HEALTHCARE-SERVICES - 1.8%
5,389	Fresenius SE & Co. KGaA	389,969

	HOME BUILDERS - 1.3%
14,500	Sekisui Chemical Co. Ltd.	282,991

	HOUSEHOLD PRODUCTS - 1.4%
2,153	Henkel AG & Co. KGaA	293,031

	INSURANCE - 3.6%
48,500	AIA Group Ltd.	395,164
8,243	Tokio Marine Holdings, Inc.	367,712
		762,876
	INTERNET - 1.9%
7,955	Tencent Holdings Ltd.	407,303

	MACHINERY-CONSTRUCTION/MINING - 3.0%
8,635	Atlas Copco AB	372,870
11,159	Modec, Inc.	270,257
		643,127
	MACHINERY-DIVERSIFIED - 1.6%
4,362	Spirax-Sarco Engineering PLC	340,719

	MEDIA - 1.3%
14,391	Quebecor, Inc.	276,247

	OIL & GAS - 2.7%
3,870	DCC PLC	375,199
5,941	Suncor Energy, Inc.	206,365
		581,564
	PACKAGING & CONTAINERS - 2.5%
4,535	CCL Industries, Inc.	210,469
7,550	Huhtamaki OYJ	332,983
		543,452
	PHARMACEUTICALS - 7.0%
3,241	Merck KGaA	345,914
7,388	Novo Nordisk A/S - ADR	382,477
1,542	Roche Holding AG	390,401
6,778	Shionogi & Co. Ltd.	379,948
		1,498,740
	PIPELINES - 1.1%
6,166	Enbridge, Inc.	232,846

	REAL ESTATE - 3.0%
20,702	Hufvudstaden AB	325,984
2,971	LEG Immobilien AG	316,654
		642,638

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares	Security	Market Value

	RETAIL - 7.1%
6,603	Alimentation Couche-Tard, Inc.	337,197
1,608	Cosmos Pharmaceutical Corp.	364,160
1,849	Dollarama, Inc.	226,349
2,200	Nitori Holdings Co Ltd.	361,405
3,700	Seria Co Ltd.	235,991
		1,525,102

	SEMICONDUCTORS - 2.0%
1,496	Broadcom Ltd.	415,798

	SOFTWARE - 3.3%
3,109	Dassault Systemes	334,596
2,947	Temenos Group AG	364,866
		699,462
	STORAGE/WAREHOUSING - 1.6%
55,284	Safestore Holdings PLC	349,419

	TELECOMMUNICATIONS - 1.6%
11,900	KDDI Corp.	341,520

	TRANSPORTATION - 1.5%
4,169	Canadian National Railway Co.	325,902

	TOTAL COMMON STOCK (Cost - $18,336,850)	20,752,715

	TOTAL INVESTMENTS - 97.2% (Cost - $18,336,850) (a)	$20,752,715
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%	601,433
	NET ASSETS - 100.00%	$21,354,148

ADR - American Depositary Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,529,101 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$2,670,933
Unrealized depreciation:	(447,319)
Net unrealized appreciation:	$2,223,614

Portfolio Composition as of November 30, 2017
Percent of Net Assets
Consumer, Non-cyclical	22.3%
Financial	20.3%
Consumer, Cyclical	19.8%
Industrial	14.3%
Technology	5.3%
Communications	4.8%
Utilities	4.3%
Energy	3.9%
Basic Materials	2.2%
Other Assets in Excess of Liabilities	2.8%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares	Security	Market Value

	COMMON STOCK - 99.6%
	AEROSPACE/DEFENSE - 3.9%
68	Harris Corp.	$9,826
157	HEICO Corp.	14,187
		24,013
	APPAREL - 1.1%
329	Hanesbrands, Inc.	6,873

	BANKS - 6.3%
207	Bank of the Ozarks, Inc.	9,982
396	Home BancShares, Inc.	9,425
153	Prosperity Bancshares, Inc.	10,716
92	South State Corp.	8,469
		38,592
	BUILDING MATERIALS - 1.4%
127	Fortune Brands Home & Security, Inc.	8,689

	CHEMICALS - 3.8%
54	International Flavors & Fragrances, Inc.	8,394
17	NewMarket Corp.	6,809
49	Quaker Chemical Corp.	8,074
		23,277
	COMMERCIAL SERVICES - 7.3%
178	Healthcare Services Group, Inc.	9,244
56	MarketAxess Holdings, Inc.	10,935
217	Nielsen Holdings PLC	7,968
255	Ritchie Bros Auctioneers, Inc.	6,757
265	Service Corp International	9,792
		44,696
	DISTRIBUTION/WHOLESALE - 3.0%
241	Core-Mark Holding Co., Inc.	7,992
85	Pool Corp.	10,679
		18,671
	DIVERSIFIED FINANCIAL SERVICES - 3.3%
124	Evercore Partners, Inc.	10,769
194	Lazard Ltd.	9,555
		20,324
	ELECTRIC - 2.8%
753	Algonquin Power & Utilities Corp.	8,275
456	NRG Yield, Inc.	8,687
		16,962
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
66	Littelfuse, Inc.	13,391

	ENVIRONMENTAL CONTROL - 1.4%
127	Waste Connections, Inc.	8,741

	FOOD - 3.4%
135	Calavo Growers, Inc.	10,314
71	J&J Snack Foods Corp.	10,729
		21,043

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares	Security	Market Value

	HAND/MACHINE TOOLS - 1.5%
56	Snap-on, Inc.	$9,488

	HEALTHCARE-PRODUCTS - 4.2%
142	Abaxis, Inc.	6,921
105	ResMed, Inc.	8,967
109	STERIS PLC	9,806
		25,694
	HEALTHCARE-SERVICES - 7.1%
60	Chemed Corp.	14,756
438	Ensign Group, Inc.	10,630
203	HealthSouth Corp.	10,140
83	Quest Diagnostics, Inc.	8,172
		43,698
	HOME BUILDERS - 2.1%
85	Thor Industries, Inc.	13,052

	HOUSEHOLD PRODUCTS - 1.4%
184	Church & Dwight Co., Inc.	8,665

	HOUSEWARES - 1.5%
139	Toro Co.	9,070

	INTERNET - 1.0%
131	Cogent Communications Holdings, Inc.	6,137

	LODGING - 1.8%
98	Wyndham Worldwide Corp.	11,014

	MACHINERY-CONSTRUCTION & MINING - 1.4%
139	BWX Technologies, Inc.	8,681

	MACHINERY-DIVERSIFIED - 4.0%
105	Cognex Corp.	14,550
79	Nordson Corp.	10,140
		24,690
	MEDIA - 1.5%
47	FactSet Research Systems, Inc.	9,394

	PIPELINES - 1.3%
168	Phillips 66 Partners LP	7,872

	PRIVATE EQUITY - 1.3%
412	Kennedy-Wilson Holdings, Inc.	7,890

	REAL ESTATE - 5.7%
69	Alexandria Real Estate Equities, Inc.	8,767
75	CoreSite Realty Corp.	8,511
433	Retail Opportunity Investments Corp.	8,474
133	Ryman Hospitality Properties, Inc.	9,241
		34,993

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares	Security	Market Value

	RETAIL - 6.9%
68	Casey’s General Stores, Inc.	$8,211
45	Domino’s Pizza, Inc.	8,377
80	Lithia Motors, Inc.	9,383
127	Papa John’s International, Inc.	7,424
131	Tractor Supply Co.	8,939
		42,334
	SEMICONDUCTORS - 2.8%
120	Power Integrations, Inc.	9,420
113	Xilinx, Inc.	7,855
		17,275
	SOFTWARE - 7.4%
110	Broadridge Financial Solutions, Inc.	9,929
130	j2 Global, Inc.	9,810
105	Jack Henry & Associates, Inc.	12,109
107	MSCI, Inc.	13,771
		45,619
	TELECOMMUNICATIONS - 2.0%
134	Motorola Solutions, Inc.	12,611

	TRANSPORTATION - 1.4%
107	Ryder System, Inc.	8,825

	WATER - 3.4%
195	American States Water Co.	11,250
103	American Water Works Co, Inc.	9,431
		20,681

	TOTAL COMMON STOCK (Cost - $557,378)	612,955

	TOTAL INVESTMENTS - 99.5% (Cost - $557,378) (a)	$612,955
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%	3,317
	NET ASSETS - 100.00%	$616,272

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $556,996 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$70,283
Unrealized depreciation:	(14,324)
Net unrealized appreciation:	$55,959

Portfolio Composition as of November 30, 2017
Percent of Net Assets
Consumer, Non-cyclical	23.4%
Industrial	17.3%
Financial	16.6%
Consumer, Cyclical	16.4%
Technology	10.2%
Utilities	6.1%
Communications	4.5%
Basic Materials	3.8%
Energy	1.2%
Other Assets in Excess of Liabilities	0.5%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2017

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund *
Assets:
Investments, at Cost	$142,061,327	$18,336,850	$557,378
Investments in Securities, at Market Value	$175,264,127	$20,752,715	$612,955
Cash	102,090	514,221	28,390
Dividends and Interest Receivable	375,276	76,795	1,353
Receivable for Fund Shares Sold	230,637	19,226	—
Prepaid Expenses and Other Assets	30,480	38,221	2,356
Total Assets	176,002,610	21,401,178	645,054

Liabilities:
Payable for Fund Shares Redeemed	194,293	204	—
Payable to Investment Adviser	292,010	3,085	19,344
Accrued Distribution Fees	115,230	10,258	—
Payable to Related Parties	63,042	4,863	2,983
Accrued Expenses and Other Liabilities	87,988	28,620	6,455
Total Liabilities	752,563	47,030	28,782

Net Assets	$175,250,047	$21,354,148	$616,272

Composition of Net Assets:
At November 30, 2017, Net Assets consisted of:
Paid-in-Capital	$134,676,374	$21,537,670	556,825
Undistributed Net Investment Income (Loss)	532,759	(68,551)	3,144
Accumulated Net Realized Gain (Loss) From Security and Foreign Currency Transactions	6,837,645	(2,532,445)	726
Net Unrealized Appreciation on Investments and Foreign Currency Translations	33,203,269	2,417,474	55,577
Net Assets	$175,250,047	$21,354,148	$616,272

*	Fund commenced operations on February 27, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2017

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund *
Class A Shares:
Net Assets	$64,666,445	$2,616,546
Shares Outstanding (no par value; unlimited number of shares authorized)	4,497,657	212,036

Net Asset Value and Redemption Price Per Share**	$14.38	$12.34
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$15.26	$13.09

Class C Shares:
Net Assets	$35,486,631	$1,935,683
Shares Outstanding (no par value; unlimited number of shares authorized)	2,523,415	161,655

Net Asset Value, Offering Price and Redemption Price Per Share**	$14.06	$11.97

Class I Shares:
Net Assets	$75,096,971	$16,801,919	$616,272
Shares Outstanding (no par value; unlimited number of shares authorized)	5,249,912	1,361,936	55,518

Net Asset Value, Offering Price and Redemption Price Per Share**	$14.30	$12.34	$11.10

*	Fund commenced operations on February 27, 2017.

**	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS
For the Year or Period Ended November 30, 2017

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund *
Investment Income:
Dividend Income (Less $24,197, $19,190, and $51 Foreign Taxes Withholding, respectively)	$3,499,486	$328,152	$7,184
Interest Income	1,350	269	16
Total Investment Income	3,500,836	328,421	7,200

Expenses:
Investment Advisory Fees	1,822,227	196,647	3,014
Distribution Fees - Class C	382,550	7,720	—
Distribution Fees - Class A	176,083	18,094	—
Non-Rule 12B-1 Shareholder Service Fees	85,599	5,697	39
Administration Fees	151,193	24,136	3,321
Shareholder Servicing Fees- Class I	73,514	6,202	—
Chief Compliance Officer Fees	95,685	2,701	205
Trustees’ Fees	164,210	22,466	1,250
Transfer Agent Fees	86,295	17,148	2,204
Registration & Filing Fees	79,824	58,863	518
Custody Fees	58,462	15,451	4,712
Fund Accounting Fees	57,150	32,905	20,533
Legal Fees	69,459	9,727	355
Printing Expenses	58,820	7,668	6,420
Insurance Expense	32,014	2,825	—
Audit Fees	18,814	19,286	8,500
Miscellaneous Expenses	5,989	5,981	1,228
Total Expenses	3,417,888	453,517	52,299
Less: Management Fees Waived by Adviser	(600,610)	(173,367)	(3,014)
Less: Other Expenses Waived by Adviser	—	—	(45,451)
Net Expenses	2,817,278	280,150	3,834
Net Investment Income	683,558	48,271	3,366

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX Loss on Securities	8,890,099	(530,860)	504
Foreign Currency Transactions	4,501	(15,825)	—
	8,894,600	(546,685)	504
Net Change in Unrealized Appreciation on:
Securities	26,553,644	4,398,556	55,577
Foreign Currency Exchange Contracts	501	4,640	—
	26,554,145	4,403,196	55,577
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	35,448,745	3,856,511	56,081

Net Increase in Net Assets Resulting From Operations	$36,132,303	$3,904,782	$59,447

*	Fund commenced operations on February 27, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2017	November 30, 2016

Operations:
Net Investment Income (Loss)	$683,558	$(238,246)
Net Realized Gain on Investments and Foreign Currency Transactions	8,894,600	6,985,662
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	26,554,145	(6,378,431)
Net Increase in Net Assets Resulting From Operations	36,132,303	368,985

Distributions to Shareholders From:
Net Investment Income
Class A ($0.09 and $0.05 per share, respectively)	(581,935)	(632,302)
Class I ($0.14 and $0.10 per share, respectively)	(873,243)	(1,684,154)
	(1,455,178)	(2,316,456)
Net Realized Gains
Class A ($0.37 and $1.13 per share, respectively)	(2,387,426)	(15,176,594)
Class C ($0.37 and $1.13 per share, respectively)	(1,303,293)	(6,668,143)
Class I ($0.37 and $1.13 per share, respectively)	(2,368,495)	(19,212,728)
	(6,059,214)	(41,057,465)
Total Distributions to Shareholders	(7,514,392)	(43,373,921)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (326,760 and 634,675 shares, respectively)	4,246,823	7,770,844
Distributions Reinvested (225,943 and 1,209,984 shares, respectively)	2,754,239	14,907,005
Cost of Shares Redeemed (2,751,556 and 9,379,333 shares, respectively)	(35,517,011)	(115,461,439)
Redemption Fees	394	521
Total Class A Shares	(28,515,555)	(92,783,069)

Class C
Proceeds from Shares Issued (137,038 and 332,752 shares, respectively)	1,766,803	4,015,003
Distributions Reinvested (107,644 and 543,922 shares, respectively)	1,292,810	6,608,649
Cost of Shares Redeemed (1,373,020 and 3,440,793 shares, respectively)	(17,463,551)	(41,653,105)
Redemption Fees	184	269
Total Class C Shares	(14,403,754)	(31,029,184)

Class I
Proceeds from Shares Issued (1,127,549 and 2,799,846 shares, respectively)	14,706,628	34,055,204
Distributions Reinvested (265,266 and 1,540,336 shares, respectively)	3,212,368	18,899,923
Cost of Shares Redeemed (2,823,559 and 16,327,393 shares, respectively)	(36,140,724)	(200,505,774)
Redemption Fees	34	14,918
Total Class I Shares	(18,221,694)	(147,535,729)

Total Beneficial Interest Transactions	(61,141,003)	(271,347,982)

Decrease in Net Assets	(32,523,092)	(314,352,918)

Net Assets:
Beginning of Year	207,773,139	522,126,057
End of Year*	$175,250,047	$207,773,139

* Includes undistributed net investment income of:	$532,759	$1,382,151

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2017	November 30, 2016

Operations:
Net Investment Income	$48,271	$132,625
Net Realized Loss on Investments and Foreign Currency Transactions	(546,685)	(310,429)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	4,403,196	(2,285,401)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,904,782	(2,463,205)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.06 and $0.00 per share, respectively)	(26,491)	—
Class I ($0.11 and $0.01 per share, respectively)	(123,494)	(11,199)
Total Distributions to Shareholders	(149,985)	(11,199)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (57,257 and 128,380 shares, respectively)	665,607	1,380,425
Distributions Reinvested (2,483 and 0 shares, respectively)	24,458	—
Cost of Shares Redeemed (383,512 and 798,637 shares, respectively)	(4,051,434)	(8,392,706)
Redemption Fees	2	6
Total Class A Shares	(3,361,367)	(7,012,275)

Class C
Proceeds from Shares Issued (53,961 and 103,138 shares, respectively)	611,678	1,075,655
Cost of Shares Redeemed (265,563 and 408,488 shares, respectively)	(2,651,982)	(4,190,660)
Redemption Fees	1	6
Total Class C Shares	(2,040,303)	(3,114,999)

Class I
Proceeds from Shares Issued (712,411 and 520,235 shares, respectively)	7,841,827	5,499,333
Distributions Reinvested (12,347 and 996 shares, respectively)	121,375	10,862
Cost of Shares Redeemed (422,988 and 821,371 shares, respectively)	(4,449,424)	(8,746,255)
Redemption Fees	8	6
Total Class I Shares	3,513,786	(3,236,054)

Total Beneficial Interest Transactions	(1,887,884)	(13,363,328)

Increase/(Decrease) in Net Assets	1,866,913	(15,837,732)

Net Assets:
Beginning of Year	19,487,235	35,324,967
End of Year*	$21,354,148	$19,487,235

* Includes accumulated net investment income (loss) of:	$(68,551)	$17,362

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended
November 30, 2017 **

Operations:
Net Investment Income	$3,366
Net Realized Gain on Investments and Foreign Currency Transactions	504
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	55,577
Net Increase in Net Assets Resulting From Operations	59,447

Beneficial Interest Transactions:

Class I
Proceeds from Shares Issued (55,518 shares)	556,825
Total Class I Shares	556,825

Total Beneficial Interest Transactions	556,825

Increase in Net Assets	616,272

Net Assets:
Beginning of Period	—
End of Period*	$616,272

* Includes accumulated net investment income of:	$3,144

** Fund commenced operations on February 27, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013

Net Asset Value, Beginning of Year	$12.27	$13.38	$15.31	$14.20	$10.99

Increase From Operations:
Net investment income (a)	0.06	—	0.08	0.07	0.10
Net gain(loss) from securities (both realized and unrealized)	2.51	0.07	(1.14)	1.47	3.17
Total from operations	2.57	0.07	(1.06)	1.54	3.27

Distributions to shareholders from:
Net investment income	(0.09)	(0.05)	(0.03)	(0.07)	(0.04)
Net realized gains	(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.46)	(1.18)	(0.87)	(0.43)	(0.06)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.38	$12.27	$13.38	$15.31	$14.20

Total Return (c)	21.63%	0.49%	(7.08)%	11.14%	29.87%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$64,666	$82,165	$190,458	$324,664	$443,822
Ratio of expenses to average net assets:
before reimbursement	1.82%	1.62%	1.48%	1.46%	1.55%
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.47%	0.01%	0.57%	0.48%	0.81%
Portfolio turnover rate	27%	201%	142%	44%	39%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013

Net Asset Value, Beginning of Year	$12.01	$13.17	$15.16	$14.10	$10.96

Increase From Operations:
Net investment income (loss) (a)	(0.04)	(0.09)	(0.03)	(0.04)	0.01
Net gain(loss) from securities (both realized and unrealized)	2.46	0.06	(1.12)	1.47	3.15
Total from operations	2.42	(0.03)	(1.15)	1.43	3.16

Distributions to shareholders from:
Net investment income	—	—	—	(0.01)	(0.00	) (d)
Net realized gains	(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.37)	(1.13)	(0.84)	(0.37)	(0.02)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.06	$12.01	$13.17	$15.16	$14.10

Total Return (c)	20.68%	(0.30)%	(7.74)%	10.36%	28.89%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$35,487	$43,859	$81,851	$89,017	$52,399
Ratio of expenses to average net assets:
before reimbursement	2.57%	2.38%	2.24%	2.21%	2.30%
net of reimbursement	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income(loss) to average net assets	(0.28)%	(0.74)%	(0.21)%	(0.27)%	0.06%
Portfolio turnover rate	27%	201%	142%	44%	39%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$12.24	$13.38	$15.34	$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.08	0.01	0.11	0.13	0.09
Net gain(loss) from securities (both realized and unrealized)	2.49	0.08	(1.14)	1.44	2.29
Total from operations	2.57	0.09	(1.03)	1.57	2.38

Distributions to shareholders from:
Net investment income	(0.14)	(0.10)	(0.09)	(0.09)	(0.03)
Net realized gains	(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.51)	(1.23)	(0.93)	(0.45)	(0.05)

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$14.30	$12.24	$13.38	$15.34	$14.22

Total Return (c)	21.72%	0.67%	(6.87)%	11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$75,097	$81,750	$249,817	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.57%	1.37%	1.24%	1.24%	1.30	% (e)
net of reimbursement	1.30%	1.30%	1.24%	1.24%	1.30	% (e)
Ratio of net investment income to average net assets	0.62%	0.11%	0.76%	0.63%	1.06	% (e)
Portfolio turnover rate	27%	201%	142%	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$9.93	$10.92	$11.28	$11.01	$10.00

Increase From Operations:
Net investment income (loss) (a)	0.03	0.08	(0.02)	0.06	0.04
Net gain(loss) from securities (both realized and unrealized)	2.44	(1.07)	(0.34)	0.22	0.97
Total from operations	2.47	(0.99)	(0.36)	0.28	1.01

Distributions to shareholders from:
Net investment income	(0.06)	—	—	—	—
Net realized gains	—	—	—	(0.01)	—
Total distributions	(0.06)	—	—	(0.01)	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$12.34	$9.93	$10.92	$11.28	$11.01

Total Return (c)	25.04%	(9.07)%	(3.19)%	2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,617	$5,322	$13,169	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.58%	2.14%	2.04%	2.33%	7.74	% (e)
net of reimbursement	1.60%	1.60%	1.60%	1.60%	1.60	% (e)
Ratio of net investment income(loss) to average net assets	0.28%	0.72%	(0.21)%	0.48%	0.36	% (e)
Portfolio turnover rate	88%	180%	323%	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$9.65	$10.69	$11.12	$10.95	$10.00

Increase From Operations:
Net investment loss (a)	(0.06)	(0.03)	(0.10)	(0.04)	(0.03)
Net gain(loss) from securities (both realized and unrealized)	2.38	(1.01)	(0.33)	0.22	0.98
Total from operations	2.32	(1.04)	(0.43)	0.18	0.95

Distributions to shareholders from:
Net realized gains	—	—	—	(0.01)	—
Total distributions	—	—	—	(0.01)	—

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$11.97	$9.65	$10.69	$11.12	$10.95

Total Return (c)	24.04%	(9.73)%	(3.87)%	1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,936	$3,603	$7,254	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	3.32%	2.89%	2.80%	3.08%	8.49	% (e)
net of reimbursement	2.35%	2.35%	2.35%	2.35%	2.35	% (e)
Ratio of net investment income(loss) to average net assets	(0.59)%	(0.28)%	(0.88)%	(0.27)%	(0.39	)% (e)
Portfolio turnover rate	88%	180%	323%	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$9.96	$10.95	$11.30	$11.02	$10.00

Increase From Operations:
Net investment income (a)	0.04	0.08	0.01	0.06	0.06
Net gain(loss) from securities (both realized and unrealized)	2.45	(1.06)	(0.36)	0.23	0.96
Total from operations	2.49	(0.98)	(0.35)	0.29	1.02

Distributions to shareholders from:
Net investment income	(0.11)	(0.01)	—	—	—
Net realized gains	—	—	—	(0.01)	—
Total distributions	(0.11)	(0.01)	—	(0.01)	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$12.34	$9.96	$10.95	$11.30	$11.02

Total Return (c)	25.27%	(8.97)%	(3.10)	2.60%	10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,802	$10,563	$14,902	$12,575	$847
Ratio of expenses to average net assets:
before reimbursement	2.42%	2.04%	1.89%	2.18%	17.85	% (e)
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45	% (e)
Ratio of net investment income to average net assets	0.39%	0.79%	0.05%	0.63%	0.59	% (e)
Portfolio turnover rate	88%	180%	323%	211%	68	% (d)

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Period
	Ended
	November 30, 2017*

Net Asset Value, Beginning of Period	$10.00

Increase From Operations:
Net investment income (a)	0.06
Net gain (loss) from securities (both realized and unrealized)	1.04
Total from operations	1.10

Net Asset Value, End of Period	$11.10

Total Return (b)	11.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$616
Ratio of expenses to average net assets:
before reimbursement	12.96	% (c)
net of reimbursement	0.95	% (c)
Ratio of net investment income(loss) to average net assets	0.83	% (c)
Portfolio turnover rate	21	% (d)

*	Class I commenced operations on February 27, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS	November 30, 2017

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Domestic and International Funds currently offer Class A, Class C and Class I shares. The SMID Fund currently offers Class I shares. The Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. The SMID Fund’s Class I shares commenced operations on February 27, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history, if any, of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2017 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$175,264,127	$—	$—	$175,264,127
Total:	$175,264,127	$—	$—	$175,264,127

Copeland International Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$3,906,973	$16,845,742	$—	$20,752,715
Total:	$3,906,973	$16,845,742	$—	$20,752,715

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$612,955	$—	$—	$612,955
Total:	$612,955	$—	$—	$612,955

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as level 2 assets in the table above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2014-2016) or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the year ended November 30, 2017, the Domestic Fund had a net realized gain of $4,501 and the International Fund had a net realized loss of $15,825 on forward currency contracts.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

INDEMNIFICATION

The Trust indemnifies their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.10% and 0.75% for the Domestic Fund, the International Fund and SMID Fund respectively, of the average daily net assets of each Fund. For the year or period ended November 30, 2017, the Adviser earned advisory fees of $1,822,227, $196,647 and $3,014 for the Domestic Fund, International Fund, and SMID Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2018, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, 1.60%, 2.35% and 1.45% of the International Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 0.95% of the SMID Fund’s average daily net assets for Class I. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to a Fund to the extent that the Funds expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation in effect at the time of the deferral and at the time of repayment. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year or period ended November 30, 2017, the Adviser waived fees/reimbursed expenses of $600,610, $173,367 and $48,465 for the Domestic Fund, International Fund and SMID Fund, respectively.

As of November 30, 2017, the cumulative expenses subject to recapture amounted to $1,165,635, $480,534 and $48,465 for the Domestic Fund, the International Fund and the SMID Fund, respectively, and will expire on November 30 of the years indicated below:

Copeland Risk Managed Dividend Growth Fund
2018	2019	2020
$134,517	$430,508	$600,610

Copeland International Risk Managed Dividend Growth Fund
2018	2019	2020
$154,056	$153,111	$173,367

Copeland SMID Cap Dividend Growth Fund
		2020
		$48,465

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year or period ended November 30, 2017, the 12b-1 fees accrued amounted to $176,083 and $382,550 for the Domestic Fund, $7,720 and $18,094 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the year ended November 30, 2017, the Domestic Fund paid $73,514 in fees and the International Fund paid $6,202 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares and Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries under the Plan with respect to the Class A and Class C shares and under the Shareholder Service Plan for the Class I shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended November 30, 2017, the Distributor received $18,928 in underwriting commissions for sales of Class A shares of the Domestic Fund, of which $2,868 was retained by the principal underwriter or other affiliated broker-dealers and $20,178, in underwriting commissions for sales of Class A shares of the International Fund of which $3,291 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

GEMINI FUND SERVICES, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. These fees are disclosed in the Statement of Operations. An officer of the Fund is also an officer of GFS, and is not paid any fees directly by the Fund for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Adviser charges an annual fee of $100,000 to the Trust for these services.

TRUSTEE

Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $27,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting,

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

(iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation is paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is by the Trust for compliance services.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year or period ended November 30, 2017, amounted to $49,949,620 and $117,461,975 respectively for the Domestic Fund, $15,421,401 and $18,088,540 respectively for the International Fund, and $668,509 and $111,357 respectively for the SMID Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2017 and November 30, 2016 was as follows:

For the year ended November 30, 2017:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$1,455,178	$6,059,214	$—	$7,514,392
International Risk Managed Dividend Growth Fund	149,985	—	—	149,985
SMID Cap Dividend Growth Fund	—	—	—	—

For the year ended November 30, 2016:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$2,318,646	$41,055,275	$—	$43,373,921
International Risk Managed Dividend Growth Fund	11,199	—	—	11,199
SMID Cap Dividend Growth Fund	—	—	—	—

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Copeland Risk Managed Dividend Growth Fund utilized equalization in the amount of $1,416,710 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the period ended November 30, 2017. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth Fund	$7,340,678	$373,876	$—	$—	$—	$32,859,120	$40,573,674
International Risk Managed Dividend Growth Fund	—	—	—	(2,408,745)	—	2,225,223	(183,522)
SMID Cap Dividend Growth Fund	3,453	35	—	—	—	55,959	59,447

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open passive foreign investment companies, and adjustments for partnerships, and C-Corporation return of capital distributions.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

At November 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
	Short-Term	Long-Term	Total
Risk Managed Dividend Growth Fund	$—	$—	$—
International Risk Managed Dividend Growth Fund	2,408,745	—	2,408,745
SMID Cap Dividend Growth Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and tax adjustments related to publicly traded partnerships and passive foreign investment companies, resulted in reclassification for the year ended November 30, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Risk Managed Dividend Growth Fund	$1,440,642	$(77,772)	$(1,362,870)
International Risk Managed Dividend Growth Fund	(19,387)	15,801	3,586
SMID Cap Dividend Growth Fund	—	(222)	222

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For year ended November 30, 2017, the Domestic Fund assessed $394, $184, and $34 in redemption fees for Class A, Class C and Class I shares, respectively and the International Fund assessed $2, $1, and $8 in redemption fees for Class A, Class C, and Class I shares, respectively. The SMID Fund did not assess a redemption fee for the period.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
And Shareholders of
Copeland Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and Copeland SMID Cap Dividend Growth Fund (“SMID”), each a series of shares of Copeland Trust (the “Trust”), as of November 30, 2017, and the related statement of operations for the year then ended (with respect to SMID, for the period February 27, 2017 (commencement of operations) to November 30, 2017), and the statements of changes in net assets for each of the two years in the period then ended (with respect to SMID, for the period February 27, 2017 to November 30, 2017), and with respect to Copeland Risk Managed Dividend Growth Fund, the financial highlights for each of the five years in the period then ended, with respect to Copeland International Risk Managed Dividend Growth Fund, the financial highlights for each of the four years in the period then ended and for the period December 17, 2012 (commencement of operations) to November 30, 2013, and with respect to SMID, the financial highlights for the period February 27, 2017 to November 30, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and Copeland SMID Cap Dividend Growth Fund, as of November 30, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2018

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2017

As a shareholder of the Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During the
	Account	Account	Annualized	Period
	Value	Value	Expense Ratio	(6/1/17 to
	(6/1/17)	(11/30/17)		11/30/17)
Actual (a)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,085.30	1.45%	$ 7.58
Class C	$1,000.00	$1,080.70	2.20%	$11.48
Class I	$1,000.00	$1,085.80	1.30%	$ 6.80
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,074.00	1.60%	$ 8.32
Class C	$1,000.00	$1,069.70	2.35%	$12.19
Class I	$1,000.00	$1,074.90	1.45%	$ 7.54
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00	$1,116.70	0.95%	$ 5.04
Hypothetical (a)
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.80	1.45%	$ 7.33
Class C	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,018.55	1.30%	$ 6.58
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.05	1.60%	$ 8.09
Class C	$1,000.00	$1,013.29	2.35%	$11.86
Class I	$1,000.00	$1,017.80	1.45%	$ 7.33
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00	$1,020.31	0.95%	$ 4.81

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 31, 2017 (183) divided by the number of days in the fiscal year (365).

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130. The Statement of Additional Information includes additional information about the Fund’s trustees and is available, without charge, upon request by calling toll-free 1-888-9-COPELAND (1-888-926-7352).

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3	Trustee, Lincoln Variable Insurance Products Trust (85 Portfolios) (2013 to Present) and Lincoln Advisors Trust (6 Portfolios) (2013-2016) Former Trustee, WT Mutual Fund (12 portfolios) (2008-2011) Former Board member, Alpha 1 Capital Funds (Hedge Fund) (2 portfolios) (2011-2013) Trinity Capital Partners (Advisor) (2009-2012)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	3	Trustee, PFM Multi-Manager Series Trust (3 Portfolios) (since 2017)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	3	Trustee, Context Capital Funds (2 portfolios) (since 2014) Trustee, FundVantage Trust (36 portfolios)(2009-Present); Director, The Brandywine Fund, Inc. (1 portfolio) and The Brandywine Blue Fund, Inc. (2 portfolios) (2011-2013)

Interested Trustee and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009).; Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President/Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Principal Executive Officer / Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Vice President, Chief Compliance Officer, Secretary / Indefinite (since 2016)	General Counsel and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016). Counsel, Vertex Inc. (2011-2012); Associate-Investment Management Practice Group, Morgan Lewis & Bockius LLP (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY11788 Year of Birth: 1969	Assistant Secretary / Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Gemini Fund Services, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2017, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund are shown below. The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

2017	$ 34,900
2016	$ 27,000

(b)	Audit-Related Fees

2017	$ 0
2016	$ 0

(c)	Tax Fees

2017	$ 7,200
2016	$ 5,500

(d)	All Other Fees

2017	$ 0
2016	$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation. The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017	$ 7,200
2016	$ 5,500

(h)        Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 2/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 2/6/18

By: /s/ Steven J. Adams

Steven J. Adams, Principal Financial Officer

Date 2/6/18